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EXHIBIT 10.14

AMENDMENT NO. 2 TO THE SUBSCRIPTION AGREEMENT DATED APRIL 25, 2002 (THE "SUBSCRIPTION AGREEMENT") BETWEEN DIVERSIFIED PRODUCT INSPECTIONS, INC., A FLORIDA CORPORATION, (THE "COMPANY"), AND THE UNDERSIGNED DEBENTURE PURCHASER, SOFCON LIMITED.

The  undersigned  parties  hereby  agree  to  remove the following language from section  8  (f)  of  the  Subscription  Agreement:

    "f. The Board of Directors of the Company shall have adopted resolutions consistent with Section 4(b)(ii) above and in a form reasonably acceptable to the Investor (the "RESOLUTIONS") and such Resolutions shall not have been amended or rescinded prior to such Closing Date. "

Dated:  August 20,  2002


DIVERSIFIED  PRODUCT  INSPECTIONS,  INC.

BY:  /s/ John Van Zyll
      __________________
       John  Van  Zyll


SOFCON  LIMITED


BY:  /s/ Jan Telander
      ______________
     Jan Telander